SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                July 16, 1997
        ----------------------------------------------------------------
                 Date of Report (Date of earlier event reported)




                            360 COMMUNICATIONS COMPANY
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware               1 - 14108                   47-0649117
----------------------   -------------------   --------------------------------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



                  8725 W. Higgins Road, Chicago, Illinois 60631
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)




                                 (773) 399-2500
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5. Other Events.


         On July 16, 1997, 360 Communications Company (the "Company") issued a press release announcing the consolidated operating results of the Company and its subsidiaries for the second quarter and first six months of 1997. A copy of such press release is attached hereto as Exhibit 1.



Item  7.  Financial Statements and Exhibits.

         (c)  Exhibits.


         Exhibit 1: Press Release issued by 360 Communications Company on July 16, 1997 announcing the consolidated operating results of the Company and its subsidiaries for the second quarter and first six months of 1997.

                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             360  Communications Company


                                             By: /s/ Gary L. Burge
                                                 Gary L. Burge
                                                 Senior Vice President - Finance
                                                 (Principal Accounting Officer)



Date:  July 16, 1997

                                    EXHIBIT INDEX


Exhibit
   No.                             Description of Exhibits
--------                         ----------------------------

   1 Press Release issued by 360 Communications Company on July 16, 1997 announcing the consolidated operating results of the Company and its subsidiaries for the second quarter and first six months of 1997.

360     Communications....Corporate     Communications....8725     W.    Higgins
Road....Chicago, Illinois 60631....(773)399-2200



                                                           FOR IMMEDIATE RELEASE

MEDIA:
Sal Cinquegrani   Margaret Kirch Cohen
(773) 399-2783    (773) 399-2385

ANALYSTS:
Linda Wait
(773) 399-2284


                    360 REPORTS RECORD REVENUES AND CASH FLOW
                 FOR SECOND QUARTER AND FIRST SIX MONTHS OF 1997

         (Chicago) July 16, 1997 -- Chicago-based 360 Communications Company (NYSE:XO) today reported record revenues and operating cash flow as well as strong net income and customer growth for the second quarter and first six months of 1997.
         Total operating revenues rose 24 percent in the second quarter of 1997 to a record $340.3 million, up from $274.2 million in the same period last year. Service revenues during the quarter were $328.8 million, including $2 million for residential long distance, up 25 percent from $263.6 million reported in the second quarter of 1996. For the first six months of 1997, total operating revenues were $647.1 million, up 26 percent from $513.9 million in the same period of 1996.
         360 added 98,000 net customers during the second quarter of 1997, compared with 107,000 during the second quarter of 1996. For the first six months of 1997, 360 added 223,000 net customers, compared with 202,000 in the first six months of 1996. 360 closed the period with 2.4 million customers, up 36 percent from 1.75 million a year ago.


                                     -more-

360 Reports Second Quarter, First Half Results
Page 2

         The company also reported its best-ever churn rate, which measures the percentage of customers who discontinue service. 360's average monthly churn rate was 1.69 percent for the second quarter of 1997, down from 1.77 percent during the same period last year.
         "We're very pleased with our strong, balanced results for the second quarter," said Dennis E. Foster, president and chief executive officer of 360 Communications. "Demand for wireless service continues to be strong, our customer growth is on target for the year, and our cellular fraud has gone back down to historically low levels. The measures we've taken to make it easy for our customers to do business with us continue to produce healthy customer growth rates that are better than the industry average. We're pleased with the performance of 360's direct sales channels, and we're proud of our low churn rates, which indicate how well we are retaining our customers in an increasingly competitive environment."
         For the second quarter of 1997, 360 reported operating cash flow of $122.7 million, including a loss of $4.1 million for residential long distance, compared with $102.9 million reported in the second quarter of 1996. Operating cash flow as a percentage of service revenues was 37.3 percent for the quarter, compared with 39.1 percent for the same period last year. For the first six months of 1997, operating cash flow was $210.9 million, compared with $182.4 million during the same period in 1996.
         360 reported net income of $21.8 million, or 18 cents per share, for the second quarter of 1997, down 10 percent from $24.3 million, or 21 cents per share, for the second quarter of 1996. 360 reported net income of $31.3 million for the first six months of 1997 and 1996.
         360's second quarter net income primarily was affected by the short-term dilutive effect of the November 1996 acquisition of cellular markets from Independent Cellular Network, as well as the company's previously announced rate simplification changes.
         "We're positioning 360 for long term growth and success," Foster added. "We expected the short-term impact on earnings, and we're on track to continue delivering strong results."
         The company reported a market penetration rate of 9.77 percent for the second quarter of 1997, compared with 8.36 percent for the second quarter of 1996. 360's total market penetration is among the highest in the industry. At June 30, 1997, 360 had more than 15 percent penetration in 12 markets, two of which exceeded 20 percent.


                                     -more-

360 Reports Second Quarter, First Half Results
Page 3

         During the quarter, 360 completed its previously announced transaction with BellSouth, under which 360 assumed management of the Richmond, Va., cellular operations. In addition, 360 completed its transition of the cellular properties it acquired from Independent Cellular Network, including network and customer care systems conversions.
         Under the company's share repurchase program, 360 purchased 1.2 million shares during the second quarter at an average price of less than $16 per share.
         Chicago-based 360 Communications provides wireless voice and data services to 2.4 million customers in more than 100 markets in Florida, Illinois, Indiana, Iowa, Kentucky, Nevada, New Mexico, North Carolina, Ohio, Pennsylvania, South Carolina, Tennessee, Texas, Virginia and West Virginia. The company also offers residential long distance and paging services. 360 Communications' stock is listed on the New York, Chicago and Pacific stock exchanges under the symbol XO.

                                       ###


To obtain copies of the company's Form 10-K, 10-Qs, or copies of quarterly earnings and other recent news releases issued by the company, please call toll-free 1.888.360.INFO (1.888.360.4636), 24 hours a day, seven days a week. 360 Communications' news releases are also available through PR Newswire and can be accessed by calling (800) 578-7888, #111849. 360's Internet address is www.360.com.

                 360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME

                    (In thousands, except per share amounts)
                                   (Unaudited)






                                    For the Three Months    For the Six Months
                                       Ended June 30,         Ended June 30,
                                   ---------------------- ----------------------
                                     1997       1996(2)      1997       1996(2)
                                   ---------- ----------  ----------  ----------
Operating Revenues
Service revenues                   $ 328,834  $ 263,560   $ 622,804   $ 494,314
Equipment sales                       11,428     10,613      24,304      19,554
                                   ---------- ----------  ----------  ----------
     Total operating revenues        340,262    274,173     647,108     513,868
                                   ---------- ----------  ----------  ----------

Operating Expenses
Cost of service                        40,283    22,205      81,772      44,344
Cost of equipment sales                24,394    25,355      52,843      45,964
Other operations expense               17,012    11,783      32,005      24,326
Sales, marketing and advertising
   expenses                            55,673    47,649     116,254      94,619
General, administrative and other
   expenses                            80,207    64,243     153,299     122,257
Depreciation and amortization          46,833    35,157      92,362      68,154
                                   ---------- ----------  ----------  ----------
     Total operating expenses        264,402    206,392     528,535     399,664
                                   ---------- ----------  ----------  ----------

Operating Income                       75,860    67,781     118,573     114,204
Interest expense                      (32,843)  (24,274)    (64,033)    (54,102)
Minority interests in net income
   of consolidated entities           (16,208)  (13,861)    (25,917)    (24,325)
Equity in net income of
   unconsolidated entities             14,755    14,348      27,918      24,020
Other income (expense), net (1)           (27)     (137)      2,987         322
                                   ---------- ----------  ----------  ----------
Income before income taxes             41,537    43,857      59,528      60,119
Income tax expense                     19,730    19,573      28,276      28,855
                                   ---------- ----------  ----------  ----------
     Net income                    $  21,807  $  24,284   $  31,252   $  31,264
                                   ========== ==========  ==========  ==========

Earnings per share                 $    0.18  $    0.21   $    0.25   $    0.27
                                   ========== ==========  ==========  ==========

Weighted average shares
   outstanding                       122,580    117,066     122,996     117,048
                                   ========== ==========  ==========  ==========


(1) In January 1997, the Company recognized a gain of $3 million ($2 million, net of tax) in connection with the divestiture of its ownership interests in two of its unconsolidated entities.

(2)    Certain  1996  amounts   have  been   reclassified   to  conform  to  the
       presentation used in 1997.

                   360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                           CONSOLIDATED OPERATING DATA
                                   (Unaudited)



                                                    For the Three Months Ended
                                                       and as of June 30,
                                                 -------------------------------
                                                     1997              1996
                                                 -------------     -------------

Consolidated
EBITDA (in thousands)                            $     122,693    $     102,938
EBITDA margin                                            37.31%           39.06%
Capital expenditures (in thousands)              $      66,247    $      87,166
Cellular
Controlled POPs                                     24,358,200       20,938,734
Controlled customers                                 2,379,188        1,750,329
Gross customer additions                               219,364          199,204
Net customer additions                                  98,250          107,320
Average customers                                    2,330,879        1,698,446
Churn                                                     1.69%            1.77%
Penetration                                               9.77%            8.36%
Service revenue per average customer per month   $       46.86    $       51.73
EBITDA margin                                            38.70%           39.06%
Cost to acquire a new customer                   $         303    $         313
Long Distance
Revenue (in thousands)                           $       2,040    $       -----
EBITDA (in thousands)                            $      (4,123)   $       -----


                                                     For the Six Months Ended
                                                        and as of June 30,
                                                 -------------------------------
                                                     1997               1996
                                                 -------------    --------------

Consolidated
EBITDA (in thousands)                            $     210,935    $     182,358
EBITDA margin                                            33.87%           36.89%
Capital expenditures (in thousands)              $      89,520    $     143,942
Cellular
Controlled POPs                                     24,358,200       20,938,734
Controlled customers (1)                             2,379,188        1,750,329
Gross customer additions (2)                           473,436          377,790
Net customer additions (2)                             222,776          201,925
Average customers                                    2,274,614        1,627,719
Churn                                                     1.78%            1.78%
Penetration                                               9.77%            8.36%
Service revenue per average customer per month   $       45.47    $       50.61
EBITDA margin                                            35.25%           36.89%
Cost to acquire a new customer                   $         297    $         320
Long Distance
Revenue (in thousands)                           $       3,558    $       -----
EBITDA (in thousands)                            $      (7,811)   $       -----


(1) Controlled Customers include 46,647 customers added through acquisitions which were completed in the first quarter of 1996.

(2)    The 1996 amounts exclude customer base acquired.

                   360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                                 (In thousands)
                                   (Unaudited)



                                                     June 30,      December 31,
                                                       1997           1996
                                                  -------------   --------------
          ASSETS

Current Assets
Cash and cash equivalents                         $      8,108    $       2,554
Accounts receivable, less allowances
  of $6,243 and $5,730,  respectively                  101,672          102,483
Other receivables                                       32,945           27,090
Unbilled revenue                                        36,091           35,712
Inventory                                               32,771           35,908
Deferred income taxes                                   10,894            8,462
Prepaid expenses and other                              10,170           16,634
                                                  -------------   --------------
    Total current assets                               232,651          228,843
                                                  -------------   --------------

Property, plant and equipment                        1,556,847        1,499,407
Less: accumulated depreciation                         466,360          415,981
                                                  -------------   --------------
Property, plant and equipment, net                   1,090,487        1,083,426
                                                  -------------   --------------

Investments in unconsolidated entities                 443,466          349,231
Intangibles, net                                     1,140,733        1,136,587
Other assets                                            16,798           13,982
                                                  -------------   --------------

    Total Assets                                  $  2,924,135    $   2,812,069
                                                  =============   ==============

         LIABILITIES AND SHAREOWNERS' EQUITY

Current Liabilities
Trade accounts and other payables                 $    191,938    $     227,654
Short-term borrowings                                   10,845           43,750
Advance billings                                        30,656           28,314
Accrued taxes                                           29,997           17,951
Accrued agent commissions                                7,643           12,089
Other                                                   22,385           21,090
                                                  -------------   --------------
    Total current liabilities                          293,464          350,848
                                                  -------------   --------------

Long-term debt                                       1,844,577        1,699,778
                                                  -------------   --------------

Deferred Credits and Other Liabilities
Deferred income taxes                                  118,868          113,005
Postretirement and other benefit obligations             5,980            5,855
                                                  -------------   --------------
    Total deferred credits and other liabilities       124,848          118,860
                                                  -------------   --------------

Minority interests in consolidated entities            184,945          180,083
                                                  -------------   --------------

Shareowners' Equity
Common stock                                             1,233            1,233
Additional paid-in capital                             754,748          772,199
Accumulated deficit                                   (279,680)        (310,932)
                                                  -------------   --------------
    Total shareowners' equity                          476,301          462,500
                                                  -------------   --------------
    Total liabilities and shareowners' equity     $  2,924,135    $   2,812,069
                                                  =============   ==============

                   360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (In thousands)
                                   (Unaudited)



                                                          For the Six Months
                                                            Ended June 30,
                                                      --------------------------
                                                          1997          1996
                                                      -----------   ------------
Operating Activities
Net income                                            $   31,252    $    31,264
Adjustments to reconcile net income to net
  cash provided by operating activities:
     Depreciation and amortization                        92,362         68,154
     Deferred income taxes                                 3,431         11,919
     Gain on sale of cellular investments                 (3,029)         -----
     Equity in net income of unconsolidated
       entities, net of distributions                    (16,472)       (14,891)
     Minority interests in net income of
       consolidated entities                              25,917         24,325
     Changes in operating assets and liabilities,
          excluding acquisitions
        Receivables, net                                  (1,814)       (12,010)
        Other current assets                               5,016         (6,529)
        Trade accounts and other payables                (24,770)        26,573
        Accrued expenses and other
            current liabilities                           (1,040)         7,759
        Noncurrent assets and liabilities, net            (2,944)           255
     Other, net                                            3,084             (2)
                                                      -----------   ------------
Net Cash Provided by Operating Activities                110,993        136,817
                                                      -----------   ------------

Investing Activities
Capital expenditures                                     (89,520)      (143,942)
Acquisitions and divestitures                            (19,957)      (109,642)
Investments in unconsolidated entities and other         (80,156)        (2,476)
                                                      -----------   ------------
Net Cash Used for Investing Activities                  (189,633)      (256,060)
                                                      -----------   ------------

Financing Activities
Net (payments) borrowings under bank revolving
  credit facility                                        (55,000)       490,000
Proceeds from long-term debt                             200,000        900,000
Debt issuance costs                                       (1,609)       (15,229)
Net short-term (payments) borrowings                     (32,905)        24,950
Purchases of common stock for treasury                   (18,878)         -----
Increase in advances from affiliates                       -----        135,892
Contributions from minority investors                      -----          4,597
Distributions to minority investors                       (8,322)        (7,075)
Repayment of advances from affiliates                      -----     (1,400,000)
Other, net                                                   908         (4,308)
                                                      -----------   ------------
Net Cash Provided by Financing Activities                 84,194        128,827
                                                      -----------   ------------

Increase in Cash and Cash Equivalents                      5,554          9,584
Cash and Cash Equivalents at Beginning of Period           2,554         19,023
                                                      -----------   ------------
Cash and Cash Equivalents at End of Period            $    8,108    $    28,607
                                                      ===========   ============